SUB-ITEM 77I - Terms of New or Amended
Securities

77I(b) - Attached are the Administrative Shares,
Automated Shares, Cash II Shares, Cash Series
Shares, Class B Shares, Class C Shares, Class P
Shares, Class R Shares, Institutional/Wealth
Shares, Service Shares and Trust Shares Exhibits to the Multiple Class Plan of Money Market
Obligations Trust. The information contained in the attached Exhibits serve as the description of the Shares as required by this Item.


ADMINISTRATIVE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 9/1/ 2017)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Administrative ("ADM") Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, ADM Shares will bear the following fees and expenses:

Fe
es
an
d
E
xp
en
se
s
M
a
x
i
m
u
m

A
m
o
u
n
t
A
l
l
o
c
a
t
e
d

A
D
M

S
h
a
r
e
s
Sa
les
L
oa
d
N
o
n
e
C
on
ti
ng
en
t
De
fe
rr
ed
Sa
les
C
ha
rg
e
("
C
D
S
C
")
N
o
n
e
Sh
ar
eh
ol
de
r
Se
rv
ice
Fe
e
A
s
s
e
t
f
o
r
t
h

i
n

t
h
e
a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
12
b-
1
Fe
e
A
s
s
e
t
f
o
r
t
h

i
n

t
h
e
a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
Ot
he
r
E
xp
en
se
s
I
t
e
m
i
z
e
d

e
x
p
e
n
s
e
s
i
n
c
u
r
r
e
d

b
y

t
h
e
F
u
n
d

w
i
t
h

r
e
s
p
e
c
t
t
o

h
o
l
d
e
r
s
o
f
A
D
M

S
h
a
r
e
s
a
s
d
e
s
c
r
i
b
e
d

i
n

S
e
c
t
i
o
n

3

o
f
t
h
e
P
l
a
n



2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, ADM Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, ADM
Shares may be
converted to any other
Share Class of the
same Fund, provided
that the shareholder
meets the eligibility
requirements for the
Share Class into which
the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
ADM Shares may be
exchanged into any
Federated fund or share
class that does not have
a stated sales charge or
contingent deferred
sales charge, except
Shares of Federated
Institutional Prime 60
Day Fund, Federated
Institutional Money
Market Management,
Federated Institutional
Prime Obligations
Fund, Federated
Institutional Tax-Free
Cash Trust, Federated
Institutional Prime
Value Obligations
Fund, Class A Shares
of Federated
Government Reserves
Fund and Class R
Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment
requirements for the
Shares to be purchased,
(if applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund
in which the
shareholder wishes to
exchange.

An exchange will be treated as a redemption and a subsequent purchase, and will be a taxable transaction. Exchange privileges may be modified or terminated at any time. A conversion of classes should not result in a realization for tax purposes.



SCHEDULE OF FUNDS
OFFERING ADM SHARES

The Funds set forth on this Schedule each offer ADM Shares on the terms set forth in the ADM Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	ADM SHARES SUBJECT TO THE BASIC LOAD
SCHEDULE

M
u
l
t
i
p
l
e

C
l
a
s
s

C
o
m
p
a
n
y
S
e
r
i
e
s
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e



M
o
n
e
y

M
a
r
k
e
t

O
b
l
i
g
a
t
i
o
n
s

T
r
u
s
t


F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

O
b
l
i
g
a
t
i
o
n
s

F
u
n
d

0
..
2
5
%
U
p

t
o

0
..
2
5
%
,

w
i
t
h

0
..
0
5
%

o
f

t
h
e

s
e
r
v
i
c
e

f
e
e

b
e
i
n
g

a
c
t
i
v
e

u
p
o
n

t
h
e

i
n
i
t
i
a
l

o
f
f
e
r
i
n
g

o
f

t
h
e

A
D
M

S
h
a
r
e
s

a
n
d

0
..
2
0
%

r
e
m
a
i
n
i
n
g

d
o
r
m
a
n
t

u
n
t
i
l

a
p
p
r
o
v
e
d

b
y

t
h
e

F
u
n
d
'
s

B
o
a
r
d





AUTOMATED SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(revised 10/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Automated Shares will consist of sales and shareholder servicing by financial intermediaries.
Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Automated
Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)



None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
R
e
c
o
r
d
k
e
e
p
i
n
g

F
e
e
Up to 25 basis
points (0.25%) of
the average daily
net asset value
Up to 10 basis
points (0.10%) of
the average daily
net asset value
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Automated Shares
as described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Automated Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Automated Shares
may be exchanged
into any Federated
fund or share class
that does not have
a stated sales
charge or
contingent deferred
sales charge,
except Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.


SCHEDULE OF FUNDS
OFFERING AUTOMATED SHARES

The Funds set forth on this Schedule each offer
Automated Shares on the terms set forth in the Automated Shares Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Money Market Obligations
Trust
  Federated Municipal
Obligations Fund
  Federated Prime Cash
Obligations Fund
  Federated Government
Obligations Tax-Managed
Fund
  Federated Institutional Prime
Obligations Fund
  Federated Treasury
Obligations Fund



CASH II SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 11/1/17)
1.	Separate Arrangement And Expense Allocation
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided.
In connection with this basic arrangement, Cash II
Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount Allocated
Cash II Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis
points (0.25%) of
the average daily
net asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund
with respect to
holders of Cash II
Shares as described in
Section 3 of the Plan

2.	Conversion and Exchange Privileges
For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may be
converted into any other Share
Class of the same Fund,
provided that the shareholder
meets the eligibility
requirements for the Share
Class into which the
conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Cash II Shares may be
exchanged into any Federated
fund or share class that does
not have a stated sales charge
or contingent deferred sales
charge, except Shares of
Federated Institutional Prime
60 Day Fund, Federated
Institutional Money Market
Management, Federated
Institutional Prime Obligations
Fund, Federated Institutional
Tax-Free Cash Trust,
Federated Institutional Prime
Value Obligations Fund, Class
A Shares of Federated
Government Reserves Fund
and Class R Shares of any
Fund, provided that the
shareholder meets any
shareholder eligibility and
minimum initial investment
requirements for the Shares to
be purchased, (if applicable),
both accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.



SCHEDULE OF FUNDS
OFFERING CASH II SHARES
The Funds set forth on this Schedule each offer Cash II
Shares on the terms set forth in the Cash II Shares
Exhibit to the Multiple Class Plan, in each case as
indicated below.  The 12b-1 fees indicated are the
maximum amounts authorized based on the average
daily net asset value.  Actual amounts accrued may be
less.
Mult
iple
Class
Com
pany
Serie
s
1
2
b
-
1

F
e
e


Mon
ey
Mar
ket
Obli
gatio
ns
Trus
t:

Feder
ated
Calif
ornia
Muni
cipal
Cash
Trust
0
..
2
0
%
Feder
ated
Gove
rnme
nt
Oblig
ation
s
Fund
0
..
3
5
%
Feder
ated
Muni
cipal
Oblig
ation
s
Fund
0
..
3
5
%
Feder
ated
New
York
Muni
cipal
Cash
Trust
0
..
2
5
%
Feder
ated
Prim
e
Cash
Oblig
ation
s
Fund
0
..
3
5
%
Feder
ated
Trust
for
U.S.
Treas
ury
Oblig
ation
s
0
..
3
5
%



CASH SERIES SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Cash
Series Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the
average daily net
asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund
with respect to holders
of Cash Series Shares
as described in Section
3 of the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility requirements
for the Share Class
into which the
conversion is sought,
as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Cash Series Shares may
be exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.


SCHEDULE OF FUNDS
OFFERING CASH SERIES SHARES

The Funds set forth on this Schedule each offer
Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
1
2
b
-
1

F
e
e


Money
Market
Obligations
Trust:

Federated
California
Municipal
Cash Trust
0
..
6
0
%
Federated
Governmen
t
Obligations
Fund
0
..
6
0
%
Federated
Massachuse
tts
Municipal
Cash Trust
0
..
6
0
%
Federated
Municipal
Obligations
Fund
0
..
6
0
%
Federated
New York
Municipal
Cash Trust
0
..
6
0
%
Federated
Pennsylvan
ia
Municipal
Cash Trust
0
..
4
0
%
Federated
Prime Cash
Obligations
Fund
0
..
6
0
%
Federated
Trust for
U.S.
Treasury
Obligations
0
..
6
0
%
Federated
Virginia
Municipal
Cash Trust
0
..
6
0
%



CASH SERIES SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 11/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Cash
Series Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the
average daily net
asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund
with respect to holders
of Cash Series Shares
as described in Section
3 of the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility requirements
for the Share Class
into which the
conversion is sought,
as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Cash Series Shares may
be exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other fund or class shall be treated in the same manner as a redemption and purchase.


SCHEDULE OF FUNDS
OFFERING CASH SERIES SHARES

The Funds set forth on this Schedule each offer
Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
1
2
b
-
1

F
e
e


Money
Market
Obligations
Trust:

Federated
California
Municipal
Cash Trust
0
..
6
0
%
Federated
Governmen
t
Obligations
Fund
0
..
6
0
%
Federated
Massachuse
tts
Municipal
Cash Trust
0
..
6
0
%
Federated
Municipal
Obligations
Fund
0
..
6
0
%
Federated
New York
Municipal
Cash Trust
0
..
6
0
%
Federated
Pennsylvan
ia
Municipal
Cash Trust
0
..
4
0
%
Federated
Prime Cash
Obligations
Fund
0
..
6
0
%
Federated
Trust for
U.S.
Treasury
Obligations
0
..
6
0
%
Federated
Virginia
Municipal
Cash Trust
0
..
6
0
%





CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor.
Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class C
Shares
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
1.00% of the share price
at the time of purchase or
redemption, whichever is
lower if redeemed within
twelve months following
purchase


S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value


1
2
b
-
1

F
e
e
As set forth in the
attached Schedule


R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the
attached Schedule


O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class C Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class C
Shares that are not subject
to a contingent deferred
sales charge ("CDSC")
may be converted to any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable. For Class C
Shares purchased through
a financial intermediary
after (DATE), such shares
may only be converted to
another Share Class of the
same Fund if: (i) the Class
C Shares are no longer
subject to a CDSC or the
financial intermediary
agrees to reimburse the
Fund's distributor the
CDSC otherwise payable
upon the sale of such Class
C Shares; (ii) the
shareholder meets the
investment minimum and
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable; and (iii) (A)
the conversion is made to
facilitate the shareholder's
participation in a self-
directed brokerage account
for a fee-based advisory
program offered by the
intermediary, or (B) the
conversion is part of a
multiple-client transaction
through a particular
financial intermediary as
pre-approved by the
Fund's Administrator.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class C Shares may be
exchanged for Class C
Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)	 WAIVER OF CDSC

*
following the death of the last
surviving shareholder or post-
purchase disability, as defined in
Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust
following the death of the
trustor/grantor or beneficiary,
provided that the trust document
specifically states that the trust is
terminated upon the death
*
	representing minimum required
distributions ("RMD") from an
Individual Retirement Account or
other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within
120 days of a previous redemption;
*
of Shares held by the Directors,
Trustees, employees, former
employees and sales representatives
of the Fund, the Adviser, the principal
underwriter and their affiliates,
employees of any investment
professional that sells Shares
according to a sales agreement with
the principal underwriter, by the
immediate family members of the
above persons, and by trusts, pension
or profit-sharing plans for the above
persons;
*
of Shares originally purchased
through a program offered by a
Financial Intermediary that provides
for the purchase of Shares without
imposition of a sales charge (for
example, a wrap account, self-
directed brokerage account,
retirement, or other fee-based
program offered by the Financial
Intermediary) and where the
Financial Intermediary has agreed
with the principal underwriter not to
receive an advanced commission on
purchases under such program;
*
of Shares purchased with reinvested
dividends or capital gains;
*
imposed by the Fund when it closes
an account for not meeting the
minimum balance requirements; and
*
of Shares which were purchased
pursuant to an exchange privilege if
the Shares were held for the
applicable CDSC holding period.

(B)  SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge
("CDSC") waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.


4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code;
and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C
Shares on the terms set forth in the Class C Shares
Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Equ
ity
Fun
ds:


Fede
rate
d
Abs
olut
e
Retu
rn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Sma
ll
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Glo
bal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Larg
e
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Sma
ll
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Mid
-Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Bear
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Equ
ity
Inco
me
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Fixe
d
Inco
me
Sec
uriti
es,
Inc.
:


Fede
rate
d
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Glo
bal
Allo
cati
on
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Gov
ern
men
t
Inco
me
Sec
uriti
es,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Hig
h
Inco
me
Bon
d
Fun
d,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Hig
h
Yiel
d
Tru
st
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Inco
me
Sec
uriti
es
Tru
st:


Fede
rate
d
Capi
tal
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Floa
ting
Rate
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Fun
d for
U.S.
Gov
ern
men
t
Secu
ritie
s
0
..
7
5
%
N
o
n
e
Fede
rate
d
Mun
i
and
Stoc
k
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Real
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e





CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE (continued)
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Inde
x
Tru
st


Fede
rate
d
Max
-Cap
Inde
x
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inte
rnat
iona
l
Seri
es,
Inc.
:


Fede
rate
d
Glo
bal
Tota
l
Retu
rn
Bon
d
Fun
d
(for
merl
y
Fede
rate
d
Inter
nati
onal
Bon
d
Fun
d)
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inve
stm
ent
Seri
es
Fun
ds,
Inc.
:


Fede
rate
d
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Seri
es:


Fede
rate
d
MD
T
All
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Bala
nced
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Larg
e
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Equ
ity
Tru
st


Fede
rate
d
MD
T
Larg
e
Cap
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Bon
d
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Inco
me
Tru
st:


Fede
rate
d
Mun
icipa
l
Hig
h
Yiel
d
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Tot
al
Ret
urn
Seri
es,
Inc.
:


Fede
rate
d
Tota
l
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Wor
ld
Inve
stm
ent
Seri
es,
Inc.
:


Fede
rate
d
Eme
rgin
g
Mar
ket
Debt
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Lea
ders
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Sma
ll-
Mid
Com
pany
Fun
d
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Mo
ney
Mar
ket
Obli
gati
ons
Tru
st:


Fede
rate
d
Gov
ern
men
t
Rese
rves
Fun
d
0
..
7
5
%
N
o
n
e




CLASS P SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(revised 12/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class P Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Automated Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated Class
P Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)



None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis
points (0.25%) of
the average daily
net asset value
R
e
c
o
r
d
k
e
e
p
i
n
g

F
e
e
Up to 10 basis
points (0.10%) of
the average daily
net asset value
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of Class
P Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class P Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
None.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class P Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge or
contingent deferred
sales charge, except
Shares of Federated
Institutional Prime
60 Day Fund,
Federated
Institutional Money
Market Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A Shares
of Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the shareholder
meets any
shareholder
eligibility and
minimum initial
investment
requirements for the
Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and the
shareholder receives
a prospectus for the
fund in which the
shareholder wishes to
exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges shall be treated in the same manner as a redemption and purchase.



SCHEDULE OF FUNDS
OFFERING CLASS P SHARES

The Funds set forth on this Schedule each offer Class P
Shares on the terms set forth in the Class P Shares
Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Money Market Obligations
Trust
  Federated Government
Reserves Fund



CLASS R SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)


1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)	Excepting Federated Kaufmann Fund, sales by
financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii) 	with respect to the Federated Kaufmann Fund,
(a) sales by financial intermediaries to retirement plans;
(b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-
Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
M
a
x
i
m
u
m

A
m
o
u
n
t
A
l
l
o
c
a
t
e
d

C
l
a
s
s

R

S
h
a
r
e
s
S
a
l
e
s

L
o
a
d
N
o
n
e
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
N
o
n
e
R
e
d
e
m
p
t
i
o
n

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
..
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
1
2
b
-
1

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e

O
t
h
e
r

E
x
p
e
n
s
e
s
I
t
e
m
i
z
e
d

e
x
p
e
n
s
e
s

i
n
c
u
r
r
e
d

b
y

t
h
e

F
u
n
d

w
i
t
h

r
e
s
p
e
c
t
t
o

h
o
l
d
e
r
s

o
f
C
l
a
s
s

R

S
h
a
r
e
s

a
s

d
e
s
c
r
i
b
e
d

i
n

S
e
c
t
i
o
n

3

o
f
t
h
e

M
u
l
t
i
p
l
e

C
l
a
s
s

P
l
a
n



2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility
requirements for the
Share Class into
which the conversion
is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
With respect to the
Kaufmann Fund,
shareholders who are
former shareholders
of the Kaufmann
Fund, Inc. and their
immediate family
members or
shareholders who
have purchased shares
through the financial
intermediary
relationships that
existed for the
Kaufmann Fund may
exchange their Class
R Shares for Class A
Shares of any other
fund. Investors who
are eligible to
purchase Class R
Shares (e.g. 401(k)
plans, 457 plans,
employer sponsored
403(b) plans, profit
sharing and money
purchase pension
plans, defined benefit
plans, non-qualified
deferred
compensation plans
and IRA rollovers
from such plans,
directly or through
financial
intermediaries as well
as IRAs and
investment - only
403(b) plans held
through financial
intermediaries may
exchange their Class
R Shares into Class R
Shares of any other
Fund.  A
Grandfathered
Shareholder may
exchange into Class R
Shares of another
Fund only if such
shareholder is an
eligible investor in
the Class R Shares of
that Fund.
With respect to the
other funds, Class R
Shares may be
exchanged for Class
R Shares, including
the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.


SCHEDULE OF FUNDS
OFFERING CLASS R SHARES

The Funds set forth on this Schedule each offer
Class R Shares on the terms set forth in the Class R
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

M
u
l
t
i
p
l
e

C
l
a
s
s

C
o
m
p
a
n
y

S
e
r
i
e
s
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e
s

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

F
u
n
d
s
:



F
e
d
e
r
a
t
e
d

K
a
u
f
m
a
n
n

F
u
n
d
0
..
5
0
%
0
..
2
5
%
0
..
2
0
%
F
e
d
e
r
a
t
e
d

K
a
u
f
m
a
n
n

S
m
a
l
l

C
a
p

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

I
n
c
o
m
e

F
u
n
d
,

I
n
c
..
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

I
n
c
o
m
e

S
e
c
u
r
i
t
i
e
s

T
r
u
s
t



F
e
d
e
r
a
t
e
d

C
a
p
i
t
a
l

I
n
c
o
m
e

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

I
n
d
e
x

T
r
u
s
t
:



F
e
d
e
r
a
t
e
d

M
a
x
-
C
a
p

I
n
d
e
x

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

M
D
T

E
q
u
i
t
y

T
r
u
s
t



F
e
d
e
r
a
t
e
d

M
D
T

L
a
r
g
e

C
a
p

V
a
l
u
e

F
u
n
d
0
..
5
0
%
0
..
2
5
%
N
o
n
e




F
e
d
e
r
a
t
e
d

U
..
S
..

G
o
v
e
r
n
m
e
n
t

S
e
c
u
r
i
t
i
e
s

F
u
n
d
:

2
-
5

Y
e
a
r
s
0
..
5
0
%
N
o
n
e
N
o
n
e




M
o
n
e
y

M
a
r
k
e
t

O
b
l
i
g
a
t
i
o
n
s

T
r
u
s
t
:



F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

O
b
l
i
g
a
t
i
o
n
s

F
u
n
d
0
..
5
0
%
0
..
2
5
%
N
o
n
e
F
e
d
e
r
a
t
e
d

P
r
i
m
e

C
a
s
h

O
b
l
i
g
a
t
i
o
n
s

F
u
n
d
0
..
5
0
%
0
..
2
5
%
N
o
n
e




F
e
d
e
r
a
t
e
d

W
o
r
l
d

I
n
v
e
s
t
m
e
n
t

S
e
r
i
e
s
,

I
n
c
..



F
e
d
e
r
a
t
e
d

I
n
t
e
r
n
a
t
i
o
n
a
l

L
e
a
d
e
r
s

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e







INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a no-
load platform, network or other fee-
based program offered by a
financial intermediary, for example,
a wrap-account or retirement
platform, where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the
terms of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an
investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client of
an investment advisory subsidiary
of Federated or (2) is a shareholder
or interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by
a Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of
a fund reorganization transaction
pursuant to an agreement and plan
of reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or
Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and
(iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional
Shares on the terms set forth in the Institutional/-Wealth
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internationa
l Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Equity
Trust



Federated
MDT Large
Cap Value
Fund
0
..
0
0
%
0
..
2
5
%
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Municipal
Bond
Fund, Inc.
(formerly
Federated
Municipal
Securities
Fund, Inc.)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class
Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligation
s Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Massachuse
tts
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e



SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

With respect to Funds other than portfolios of Federated
Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a
wrap program or other fee-based
program sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform
sponsored by a financial
intermediary where Federated has
entered into an agreement with the
intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing
plan for these individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Service Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares;
and
*
Without regard to the initial
investment minimum, in
connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries,
an investor (including a natural
person) who (1) becomes a client
of an investment advisory
subsidiary of Federated or (2) is a
shareholder or interest holder of a
pooled investment vehicle or
product that becomes advised or
subadvised by a Federated
investment advisory subsidiary as
a result of such an acquisition
other than as a result of a fund
reorganization transaction
pursuant to an agreement and plan
of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan.
In connection with these basic arrangements, Service
Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Service Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Service Shares as described in
Section 3 of the Plan

2.	Conversion and Exchange Privileges
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund,
provided that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
For Funds other than portfolios of
Federated Insurance Series, Service
Shares may be exchanged for
exchanged into any Federated fund or
share class that does not have a stated
sales charge or contingent deferred
sales charge, except Shares of
Federated Institutional Prime 60 Day
Fund, Federated Institutional Money
Market Management, Federated
Institutional Prime Obligations Fund,
Federated Institutional Tax-Free Cash
Trust, Federated Institutional Prime
Value Obligations Fund, Class A
Shares of Federated Government
Reserves Fund and Class R Shares of
any Fund, provided that the
shareholder meets any shareholder
eligibility and minimum initial
investment requirements for the Shares
to be purchased, (if applicable), both
accounts have identical registrations,
and the shareholder receives a
prospectus for the fund in which the
shareholder wishes to exchange.
Service Shares may also be exchanged
for shares of Investment Companies
that are not subject to this Plan, as
provided in the "Proprietary Fund
Schedule" attached hereto.
With respect to portfolios of Federated
Insurance Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class
A Shares or Class F Shares had been redeemed.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service
Shares on the terms set forth in the Service Shares
Exhibit to the Multiple Class Plan, in each case as
indicated below.  The 12b-1 fees indicated are the
maximum amounts authorized based on the average
daily net asset value.  Actual amounts accrued may be
less.
Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated
Adjustable Rate
Securities Fund
0
..
0
5
%


Federated High
Yield Trust
N
o
n
e


Federated
Government
Income Trust
0
..
0
5
%


Federated Income
Securities Trust:

Federated
Intermediate
Corporate Bond
Fund
0
..
2
5
%
Federated Short-
Term Income Fund
0
..
1
5
%


Federated Index
Trust

Federated Max-Cap
Index Fund
0
..
3
0
%
Federated Mid-Cap
Index Fund
N
o
n
e


Federated
Institutional Trust:

Federated
Government
Ultrashort Duration
Fund
0
..
0
5
%
Federated Short-
Intermediate Total
Return Bond Fund
0
..
0
5
%


Federated
Insurance Series:

Federated Managed
Tail Risk Fund II
0
..
2
5
%
Federated High
Income Bond Fund
II
0
..
2
5
%
Federated
Kaufmann Fund II
0
..
2
5
%
Federated Quality
Bond Fund II
0
..
2
5
%
Federated
Government Money
Fund II
N
o
n
e


Federated MDT
Equity Trust

Federated MDT
Large Cap Value
Fund
N
o
n
e


Federated Short-
Intermediate
Duration
Municipal Trust
0
..
2
5
%


Federated Total
Return
Government Bond
Fund
0
..
2
5
%


Federated Total
Return Series, Inc.:

Federated Mortgage
Fund
0
..
2
5
%
Federated Total
Return Bond Fund
0
..
2
5
%
Federated Ultrashort
Bond Fund
0
..
2
5
%


Intermediate
Municipal Trust

Federated
Intermediate
Municipal Trust
N
o
n
e


Multiple Class
Company
Series
1
2
b
-
1

F
e
e


Federated U.S.
Government
Securities Fund:  1-
3 Years
0
..
2
5
%


Federated U.S.
Government
Securities Fund:  2-
5 Years
0
..
0
5
%


Money Market
Obligations Trust:

Federated California
Municipal Cash
Trust
N
o
n
e
Federated
Government
Obligations Fund
N
o
n
e
Federated
Government
Obligations Tax-
Managed Fund
N
o
n
e
Federated
Massachusetts
Municipal Cash
Trust
N
o
n
e
Federated
Institutional Money
Market Management
N
o
n
e
Federated Municipal
Obligations Fund
N
o
n
e
Federated New
York Municipal
Cash Trust
0
..
2
5
%
Federated
Pennsylvania
Municipal Cash
Trust
N
o
n
e
Federated Prime
Cash Obligations
Fund
N
o
n
e
Federated
Institutional Prime
60 Day Fund
N
o
n
e
Federated
Institutional Prime
Obligations Fund
N
o
n
e
Federated
Institutional Prime
Value Obligations
Fund
N
o
n
e
Federated Tax-Free
Obligations Fund
N
o
n
e
Federated Treasury
Obligations Fund
N
o
n
e
Federated U.S.
Treasury Cash
Reserves
0
..
2
5
%
Federated Virginia
Municipal Cash
Trust
N
o
n
e




PROPRIETARY FUND
SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that are not party
to this Plan but that are listed on this Proprietary Fund
Schedule ("Non-Plan Investment Companies") may be
exchanged for Service Shares of the Funds indicated
opposite their names.  Such Service Shares may also be
exchanged back into shares of the original Non-Plan
Investment Company.  In addition, indicated Service
Shares purchased from a dealer party to a Dealer
Agreement to sell the indicated Non-Plan Investment
Company Shares may be exchanged for Shares of such
Non-Plan Investment Company.  In any exchange, the
shareholder shall receive shares having the same
aggregate net asset value as the shares surrendered.
Exchanges into any class of shares of a Non-Plan
Investment Company not shown on this schedule shall
be treated in the same manner as a redemption and
purchase.
Multiple
Class
Series/Comp
any
N
o
n
-
P
l
a
n

I
n
v
e
s
t
m
e
n
t

C
o
m
p
a
n
i
e
s


Money
Market
Obligations
Trust -
Federated
Automated
Cash
Management
Trust
W
e
s
M
a
r
k

F
u
n
d
s



TRUST SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 9/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1
Plan. In connection with this basic arrangement, Trust
Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated Trust
Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis
points (0.25%) of
the average daily
net asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of Trust
Shares as described
in Section 3 of the
Multiple Class Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Trust Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.




SCHEDULE OF FUNDS
OFFERING TRUST SHARES

The Funds set forth on this Schedule each offer
Trust Shares on the terms set forth in the Trust
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Mul
tipl
e
Cla
ss
Co
mp
any
Seri
es
1
2
b
-
1

F
e
e


Mo
ney
Ma
rket
Obl
igat
ions
Tru
st:

Fed
erat
ed
Gov
ern
men
t
Obli
gati
ons
Fun
d
0
..
2
5
%
Fed
erat
ed
Pri
me
Cas
h
Obli
gati
ons
Fun
d
0
..
2
5
%
Fed
erat
ed
Insti
tutio
nal
Pri
me
Obli
gati
ons
Fun
d
0
..
2
5
%
Fed
erat
ed
Trea
sury
Obli
gati
ons
Fun
d
0
..
2
5
%